UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 3, 2017

UNITED INSURANCE HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-35761	75-3241967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 2nd Ave S Saint Petersburg, FL	33701	(727) 895-7737
(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Introductory Note

On April 3, 2017, United Insurance Holdings Corp., a Delaware corporation ("UIHC") filed a Current Report on Form 8-K (the "Initial Report") with the Securities and Exchange Commission to report the completion of the acquisition of AmCo Holding Company, a North Carolina corporation ("AmCo"), from RDX Holding, LLC, a Delaware limited liability company ("RDX") through a series of mergers, as contemplated by the previously announced Agreement and Plan of Merger, dated as of August 17, 2016, by and among UIHC, Kilimanjaro Corp., a North Carolina corporation, Kili LLC, a Delaware limited liability company, AmCo, RDX and certain equityholders of RDX party thereto.

This Amendment No. 1 on Form 8-K/A (this "Amendment No. 1") amends Item 9.01 of the Initial Report to provide the historical financial statements of AmCo required under Item 9.01(a) of Form 8-K and the pro forma financial information of UIHC and AmCo required by Item 9.01(b) of Form 8-K, as permitted under Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K. This Amendment No. 1 effects no other changes to the Initial Report and should be read in conjunction with the Initial Report.

Item 9.01     Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The audited consolidated balance sheet of AmCo as of December 31, 2016 and 2015 and the audited consolidated statements of comprehensive income, changes in stockholders' equity and cash flows for the years ended December 31, 2016, 2015 and 2014, together with the notes thereto and the independent auditor's report thereon, are attached hereto as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference. The unaudited consolidated balance sheet of AmCo as of March 31, 2017 and the unaudited consolidated statements of comprehensive income and cash flows for the three months ended March 31, 2017 and 2016, together with the notes thereto, are attached hereto as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of UIHC and AmCo as of March 31, 2017 gives effect to the mergers as if they had occurred on March 31, 2017. The unaudited pro forma condensed combined statement of operations of UIHC and AmCo for the three months ended March 31, 2017 and the year ended December 31, 2016 give effect to the mergers as if they had occurred on January 1, 2017 and January 1, 2016, respectively. These financial statements are attached hereto as Exhibit 99.3 to this Amendment No. 1 and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of RSM US LLP

99.1
Audited consolidated balance sheet of AmCo Holding Company as of December 31, 2016 and 2015 and consolidated statements of comprehensive income, changes in stockholders' equity and cash flows for the years ended December 31, 2016, 2015 and 2014, together with the notes thereto and the independent auditor's report thereon.

99.2
Unaudited consolidated balance sheet of AmCo Holding Company as of March 31, 2017 and consolidated statements of comprehensive income and cash flows for the three months ended March 31, 2017 and 2016, together with the notes thereto.

99.3
Unaudited pro forma condensed combined balance sheet of United Insurance Holdings Corp. and AmCo Holding Company as of March 31, 2017 and unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2017 and the year ended December 31, 2016, together with the notes thereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED INSURANCE HOLDINGS CORP.
Date: June 16, 2017	By:	/s/ B. Bradford Martz
B. Bradford Martz, Chief Financial Officer (principal financial officer and principal accounting officer)

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of RSM US LLP

99.1
Audited consolidated balance sheet of AmCo Holding Company as of December 31, 2016 and 2015 and consolidated statements of comprehensive income, changes in stockholders' equity and cash flows for the years ended December 31, 2016, 2015 and 2014, together with the notes thereto and the independent auditor's report thereon.

99.2
Unaudited consolidated balance sheet of AmCo Holding Company as of March 31, 2017 and consolidated statements of comprehensive income and cash flows for the three months ended March 31, 2017 and 2016, together with the notes thereto.

99.3
Unaudited pro forma condensed combined balance sheet of United Insurance Holdings Corp. and AmCo Holding Company as of March 31, 2017 and unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2017 and the year ended December 31, 2016, together with the notes thereto.

4